UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 11, 2008 (September 8, 2008)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2008, five executive officers of Crimson Exploration Inc. (the “Company”) exchanged their outstanding stock options with an exercise price of $17.00 per share for shares of unvested restricted stock at the rate of two stock options for one share of unvested restricted stock (the “Exchange”). Prior to the Exchange, the Company’s executive officers held options to purchase the following number of shares of common stock at a price per share of $17.00: (a) Allan D. Keel – 540,000 shares; (b) E. Joseph Grady – 180,000 shares; (c) Tracy Price – 180,000 shares; (d) Jay S. Mengle – 90,000 shares; and (e) Thomas H. Atkins – 76,700 shares. The unvested restricted stock granted pursuant to the Exchange will vest as follows:

•

50% of the restricted shares received by each holder will vest over four years at a rate of 25% each year, or all upon a change of control or death or disability as such terms are defined in the 2005 Stock Incentive Plan; and

•	50% of the restricted shares received by each holder will vest upon the earlier of the fifth anniversary of the grant date or a change of control as defined in the 2005 Stock Incentive Plan.

The form of Restricted Stock Award discussed above is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
99.1	Form of Restricted Stock Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date:	September 11, 2008	/s/_E. Joseph Grady

E. Joseph Grady

Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Form of Restricted Stock Award

CRIMSON EXPLORATION INC.

2005 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Crimson Exploration Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined shall have the meaning ascribed to them in the Company’s 2005 Stock Incentive Plan (the “Plan”).

Participant:	________________________
Social Security Number:	________________________
Address:	c/o Crimson Exploration Inc.

717 Texas Avenue # 2900

Houston, Texas 77002

Total Restricted Shares:	________________________
Fair Market Value per Share:	________________________
Fair Market Value Aggregate:	(on Date of Grant)_________
Purchase Price/Consideration:	________________________
Date of Grant:	________________________

I.         Grant of Restricted Shares. The Company hereby grants to Participant the total number of restricted shares of Common Stock of the Company set forth above as Total Restricted Shares (the “Shares”), subject to all of the terms and conditions of this Agreement and the Plan.

II.	Vesting Period.

A.        Regular Vesting. Provided Participant continues to provide Continuous Service to the Company or any Affiliate, 50% of the Shares will vest on the fifth anniversary of Date of Grant, and the remaining 50% of the Shares will vest as follows:

First anniversary of Date of Grant	25%
Second anniversary of Date of Grant	25%
Third anniversary of Date of Grant	25%
Fourth anniversary of Date of Grant	25%

When issued, the certificates evidencing the Shares will be held by the Company until the applicable tranche of Shares is fully vested, at which time a certificate representing such vested Shares will be released to the Participant. Such Certificate shall be delivered to Participant within 2½ months after the end of the Participant’s taxable year in which the applicable tranche of Shares has vested.

B.        Change of Control. In the event of a Change of Control (as such term is defined in the Plan), vesting shall be accelerated and the Shares shall become immediately vested with respect to one hundred percent (100%) of the Shares without regard to the Participant’s number of years of Continuous Service.

C.        Termination for Cause or Participant’s Voluntary Resignation. If Participant’s Continuous Service is terminated by the Company for Cause or by the Participant’s voluntary resignation, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares granted in consideration of future services, and any or all of the Shares which have not vested as of the date of termination shall be forfeited and the Participant shall have no rights with respect to the Shares.

D.         Termination without Cause. In the event Participant’s Continuous Service is terminated by the Company without Cause, vesting shall be accelerated and the Shares shall become immediately vested with respect to one hundred percent (100%) of the Shares without regard to the Participant’s number of years of Continuous Service.

E.        Death or Disability. In the event Participant’s Continuous Service is terminated on account of Death or Disability, for purposes of determining vesting under Section 2.1, vesting shall be accelerated and the Shares shall become immediately vested with respect to one hundred percent (100%) of the Shares without regard to the Participant’s number of years of Continuous Service.

III.       Compliance with Laws and Regulations. The issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

IV.	General.

A.        Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Administrator of the Plan (the “Administrator”) for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Participant.

B.        Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supercede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

C.        Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

D.        Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

E.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

V.        Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the award of the Shares subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon disposition of the Shares and that Participant should consult a tax advisor prior to such disposition.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

CRIMSON EXPLORATION INC.

By:	____________________________________
Name:	____________________________________

Title: _____________________________________

PARTICIPANT

_________________________________________

(Signature)